UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2017  (December 12, 2016)

______________________________

KBR, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33146	20-4536774
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

601 Jefferson Street
Suite 3400
Houston, Texas  77002
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (713) 753-3011

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A of KBR, Inc. ("KBR") amends the Current Report on Form 8-K of KBR dated December 12, 2016, and filed with the United States Securities and Exchange Commission on December 13, 2016 (the "Original Filing").  The Original Filing announced that Brian K. Ferraioli would retire from KBR as Executive Vice President and Chief Financial Officer during the first quarter of 2017 to spend more time with family and that Mark W. Sopp had been appointed as KBR's new Executive Vice President and Chief Financial Officer effective during the first quarter of 2017.  The sole purpose of this amendment is to provide the date that Mr. Sopp will succeed Mr. Ferraioli as Executive Vice President and Chief Financial Officer.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Directors or Certain Officers.

Brian K. Ferraioli will retire from the position of Executive Vice President and Chief Financial Officer effective February 28, 2017.

(c) Appointment of Certain Officers.

Mark W. Sopp will assume the position of Executive Vice President and Chief Financial Officer effective February 28, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date: February 28, 2017	By:	/s/ Adam M. Kramer
	Name: Title:	Adam M. Kramer Assistant Corporate Secretary